UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4395

Smith Barney Muni Funds

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: March 31

Date of reporting period: March 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY

MUNI FUNDS

NATIONAL PORTFOLIO

CLASSIC SERIES   |   ANNUAL REPORT   |   MARCH 31, 2005

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

PETER M. COFFEY PORTFOLIO MANAGER

Classic Series

Annual Report  •  March 31, 2005

NATIONAL PORTFOLIO

PETER M. COFFEY

Peter M. Coffey has 35 years of securities business experience and has been managing the Fund since 1987.

FUND OBJECTIVE

The Fund seeks as high a level of income exempt from federal income taxes* as is consistent with prudent investing. The Fund invests at least 80% of its net assets in “municipal securities,” which are debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities.

*	Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

What’s Inside

LETTER  FROM  THE  CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite rising interest rates, continued high oil prices, geopolitical concerns and uncertainties surrounding the U.S. Presidential election, the U.S. economy continued to expand during the period. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)i growth was a robust 4.0% in the third quarter and 3.8% in the fourth quarter. On April 28, after the reporting period ended, first quarter 2005 GDP growth estimate came in at 3.1%.

Given the overall strength of the economy, Federal Reserve Board (“Fed”)ii moved to raise interest rates in an attempt to ward off inflation. As expected, the Fed increased its target for the federal funds rateiii by 0.25% to 1.25% on June 30, 2004 — the first rate hike in four years. The Fed again raised rates in 0.25% increments during its next six meetings, bringing the target for the federal funds rate to 2.75% by the end of March. The Fed raised its target rate by an additional 0.25% to 3.00% at its May meeting, after the Fund’s reporting period.

For much of the reporting period, the fixed-income market confounded many investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, remained fairly steady. However, this changed late in the period, coinciding with the Fed’s official statement accompanying its March rate hike. While the Fed continued to say it expected to raise rates at a “measured” pace, it made several adjustments to its statement, which many investors interpreted to mean larger rate hikes could be possible in the future.

The municipal bond market, represented by the Lehman Brothers Municipal Bond Index,iv rose 2.67% for the year. Like the other fixed-income markets, longer maturity munis performed better than their shorter-term counterparts.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

1        Smith Barney Muni Funds      |      2005 Annual Report

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 3, 2005

2        Smith Barney Muni Funds      |      2005 Annual Report

MANAGER  OVERVIEW

Although labor market growthv languished throughout 2003 into the first quarter of 2004, it rose significantly and remained strong in the early spring, and inflation picked up as well.vi

After an extended period of monetary easing, the Fed’s monetary policymaking committeevii raised its federal funds rate target from a four-decade low of 1.00% to 1.25% at the end of June — the Fed’s first hike in four years. The increase marked a significant reversal from the Fed’s monetary policy position from June 2003, when it last slashed its rate target following a long series of accommodative rate cuts. The rate hike was widely anticipated due to comments from the Fed regarding the momentum behind the economy and signals that it was prepared to push rates higher from their near-historic lows. As a result, bond prices declined and yields rose sharply in April before prices stabilized somewhat in the early summer.

The Fed once again raised its federal funds target by 0.25% in August and September, bringing the rate to 1.75%. Given that bond prices had already factored in rate hikes to a significant extent, and coupling this with a lack of inflationary pressures, bond prices held up and actually rose over the third quarter. In September and October, the bond market benefited from falling stock and rising oil prices, which encouraged investors to reallocate capital into fixed-income securities.

Yields on bonds rose as their prices dropped in reaction to an employment report issued in November that yielded surprisingly robust labor market results.v The Fed subsequently raised its federal funds rate target by 25 basis pointsviii at its meetings in November, December, February and March, bringing the rate target to 2.75% at the end of the reporting period. The Fed raised its target rate by an additional 0.25% to 3.00% at its May meeting, after the Fund’s reporting period.

Regardless of the economic expansion and higher interest rates, the overall bond market posted a modest gain during the period. Municipal bond credit quality continued to improve, as municipalities benefited from higher tax revenues, driven by improving economic growth and fiscal discipline. This caused municipal credit quality spreads to tighten.

Over the 12-month period, municipal bonds outperformed maturity equivalent U.S. Treasuries.ix Compelling taxable equivalent yieldsx for investors in

PERFORMANCE SNAPSHOT

AS OF MARCH 31, 2005

(excluding sales charges)

(unaudited)

	6 Months	12 Months

National Portfolio — Class A Shares	2.68%	4.57%

Lehman Brothers Municipal Bond Index	1.21%	2.67%

Lipper General Municipal Debt Funds Category Average	0.91%	2.03%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Performance figures may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 2.42% and Class C shares returned 2.45% over the six months ended March 31, 2005. Excluding sales charges, Class B shares returned 4.12% and Class C shares returned 4.03% over the 12 months ended March 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended March 31, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 289 funds for the six-month period and among the 284 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

3        Smith Barney Muni Funds      |      2005 Annual Report

middle- and higher- federal income tax brackets and low default rates continued to attract investors to municipal bond funds.

Performance Review

For the 12 months ended March 31, 2005, Class A shares of the Smith Barney Muni Funds — National Portfolio, excluding sales charges, returned 4.57%. These shares outperformed the Lipper General Municipal Debt Funds Category Average,1 which was 2.03%. The Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned 2.67% for the same period.

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Factors that Influenced Fund Performance

Over the period, the Fund’s toll road and hospital issues were among the strongest performers. In addition, various corporate-backed and tobacco related securities contributed positively to results as market perceptions of credit quality improved.

Conversely, our positioning strategy in long-term Treasury futures detracted from performance. While we believe strategy reduced the portfolio’s overall volatility and may have helped to offset price declines when yields rose sharply from April through mid-June, overall it was a drag on performance during the reporting period. In addition, the Fund’s multi-family and student housing issues detracted from performance. Other detractors included special facility bonds for airlines in the transportation sector, hotel development and lifecare issues. A number of the Fund’s higher coupon securities were called at their first permissible opportunity, thus eroding some of the income the portfolio generates. Finally, our escrowed to maturity and pre-refunded issues, as well as other premium bonds with short calls, experienced modest price declines and also detracted from performance.

We have begun to pare some of our medium and lower grade holdings where risk elements are beginning to outweigh our assessment of reward potential as credit quality spreads have continued to narrow.

During the period we maintained a conservative posture in terms of overall duration,xi or price sensitivity to interest rate movements. This low-duration approach to managing interest rate risk limited the Fund’s ability to completely participate in upside market movements during intervals when bond prices rose, such as last summer. However, the Fund benefited from this approach in absolute terms when bond prices dropped, particularly in the spring and fall. Given the current market environment, we believe this approach to reducing potential volatility is more prudent than a longer-duration strategy.

Thank you for your investment in the Smith Barney Muni Funds — National Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter M. Coffey

Vice President and Investment Officer

May 3, 2005

4        Smith Barney Muni Funds      |      2005 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
[v]	Source: Bureau of Labor Statistics based upon the growth of non-farm payroll jobs.
vi	Sources: Lehman Brothers. Inflation data based upon Consumer Price Index/deflation data.
vii	Source: U.S. Federal Reserve Board.
viii	A basis point is one-hundredth (1/100 or 0.01) of one percent.
ix	Source: Lehman Brothers Indices. Note: This not a complete discussion of all differences between two investments being shown. An investor should consider all risks and differences between these investments before choosing to invest in either. U.S. Treasury notes are backed by the full faith and credit of the United States government and offer a return of principal value if held to maturity.
[x]	The yield needed on a taxable investment in order to match the tax-free return offered on a municipal bond; calculated by dividing the tax-exempt yield by (1 minus the investor's marginal tax rate).
xi	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

5        Smith Barney Muni Funds      |      2005 Annual Report

Fund at a Glance (unaudited)

6        Smith Barney Muni Funds      |      2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2004 and held for the six months ended March 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	2.68%	$1,000.00	$1,026.80	0.67%	$3.39

Class B	2.42	1,000.00	1,024.20	1.18	5.96

Class C(4)	2.45	1,000.00	1,024.50	1.24	6.26

(1)	For the six months ended March 31, 2005.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver) are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

7        Smith Barney Muni Funds      |      2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,021.59	0.67%	$3.38

Class B	5.00	1,000.00	1,019.05	1.18	5.94

Class C(3)	5.00	1,000.00	1,018.75	1.24	6.24

(1)	For the six months ended March 31, 2005.
(2)	Expenses (net of voluntary fee waiver) are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

8        Smith Barney Muni Funds      |      2005 Annual Report

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C(3)
Twelve Months Ended 3/31/05	4.57%	4.12%	4.03%

Five Years Ended 3/31/05	6.05	5.53	5.46

Ten Years Ended 3/31/05	5.89	5.35	5.28

Inception* through 3/31/05	6.91	6.12	5.31

	With Sales Charges(4)
	Class A	Class B	Class C(3)
Twelve Months Ended 3/31/05	0.40%	(0.33)%	3.04%

Five Years Ended 3/31/05	5.18	5.36	5.46

Ten Years Ended 3/31/05	5.46	5.35	5.28

Inception* through 3/31/05	6.68	6.12	5.31

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (3/31/95 through 3/31/05)	77.27%

Class B (3/31/95 through 3/31/05)	68.41

Class C(3) (3/31/95 through 3/31/05)	67.21

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.
(4)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception dates for Class A, B and C shares are August 20, 1986, November 7, 1994 and January 5, 1993, respectively.

9        Smith Barney Muni Funds      |      2005 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the National Portfolio vs. Lehman Brothers Municipal Bond Index and Lipper General Municipal Debt Funds Average†

March 1995 — March 2005

†	Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1995, assuming deduction of the 4.00% maximum initial sales charge at the time of investment and reinvestment of dividends and capital gains through March 31, 2005. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment-grade, fixed-rate municipal bonds selected from issues larger than $50 million issued since January 1984. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper General Municipal Debt Funds Average is composed of an average of the Fund’s peer group of 284 mutual funds investing in municipal securities as of March 31, 2005. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

10        Smith Barney Muni Funds      |      2005 Annual Report

Schedule of Investments	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Alabama — 0.3%
$1,000,000	BBB	Mobile, AL IDB, Environmental Improvement Revenue, (International Paper Co. Project), Series B, 6.450% due 5/15/19 (b)	$1,078,080

Alaska — 0.6%
2,500,000	NR	Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargoport, 8.125% due 5/1/31 (b)(c)	2,626,425

Arizona — 2.0%
3,000,000	A-	Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series A, 6.625% due 7/1/20	3,406,740
2,450,000	AAA	Maricopa County, AZ IDA, MFH Revenue Refunding, FHA-Insured, GNMA-Collateralized, 6.000% due 10/20/31	2,627,233
215,000	AAA	Pima County, AZ Single-Family Mortgage Revenue, Series A, FHLMC/FNMA/GNMA-Collateralized, 7.100% due 11/1/29 (b)(d)	222,523
1,875,000	AAA	Yuma, AZ IDA, Mortgage, MFH Revenue Refunding, Series A, GNMA-Collateralized, 6.100% due 9/20/34 (b)	2,041,144

			8,297,640

Arkansas — 0.5%
2,000,000	BBB-	Arkansas State Development Finance Authority, Hospital Revenue, Washington Regional Medical Center, 7.375% due 2/1/29	2,221,900

California — 4.5%
5,000,000	NR	Barona Band of Mission Indians, CA, 8.250% due 1/1/20 (e)	5,229,150
10,600,000	A-1+	California Pollution Control Financing Authority, (Pacific Gas & Electric Project), LOC Bank One N.A., Series F, 2.290% due 4/1/05 (f)	10,600,000
1,900,000	AAA	Dixon Unified School District, MBIA-Insured, (Call 8/1/12 @ 100), 5.200% due 8/1/44	1,970,072
1,000,000	A-1+	Metropolitan Water District of Southern California, Series B1, 2.230% due 4/7/05 (f)	1,000,000

			18,799,222

Colorado — 3.0%
1,000,000	Ba1*	Colorado Educational & Cultural Facilities Authority Revenue, Charter School, (Bromley East Project), Series A, 7.250% due 9/15/30	1,007,590
1,000,000	Baa1*	Colorado Health Facilities Authority Revenue Bonds, (Parkview Medical Center Project), 6.500% due 9/1/20	1,103,750
2,180,000	AAA	Colorado Water Resource & Power Authority, Small Water Resources Revenue, Series A, FGIC-Insured, 5.375% due 11/1/20	2,356,340
7,000,000	AAA	E-470 Public Highway Authority Colorado Revenue, Capital Appreciation, Series A, zero coupon bond to yield 5.460% due 9/1/34	1,460,900
10,000,000	AAA	Northwest Parkway, Public Highway Authority, CO Revenue, Capital Appreciation, Sr. Bonds, Series B, AMBAC-Insured, zero coupon bond to yield 6.300% due 6/15/31	2,155,000
1,000,000	A-1+	Pitkin County, CO IDR, (Aspen Skiing Co. Project), LOC JP Morgan Chase Bank, Series A, 2.300% due 4/1/05 (f)	1,000,000
2,500,000	AAA	Summit County, CO Sports Facilities Refunding Revenue, (Keystone Resorts Management Inc. Project), Ralston Purina Co. Guaranteed, 7.750% due 9/1/06	2,671,100
1,000,000	A3*	University of Colorado Hospital Authority Revenue, Series A, 5.600% due 11/15/21	1,041,360

			12,796,040

Connecticut — 0.5%
2,010,000	NR	Connecticut Development Authority, Airport Facilities Revenue, (Signature Flight Co. Project), Guaranty Agreement, Series A, 6.625% due 12/1/14 (b)	2,026,502

See Notes to Financial Statements.

11        Smith Barney Muni Funds      |      2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Florida — 7.2%
$2,265,000	NR	Bonnet Creek Resort Community Development District, Special Assessment, 7.375% due 5/1/34	$2,422,032
1,100,000	Aa2*	Brevard County, FL Health Facilities Authority, Health Care Facilities Revenue, (Obligated Group Project), LOC Suntrust Bank, 2.290% due 4/1/05 (f)	1,100,000
3,000,000	NR	Capital Projects Finance Authority, Student Housing Revenue, CAFRA Capital Corp., Florida Universities, Series A, 7.850% due 8/15/31	2,763,390
2,000,000	NR	Capital Trust Agency Revenue, Seminole Tribe Convention-A, 8.950% due 10/1/33	2,234,280
1,920,000	NR	Century Parc Community Development District, FL Special Assessment, 7.000% due 11/1/31	2,017,843
		Highlands County, FL Health Facilities Authority Revenue, Hospital-Adventist Health Systems, Series D:
1,750,000	A	6.000% due 11/15/25	1,912,785
2,750,000	A	5.875% due 11/15/29	2,966,425
		Hillsborough County, FL:
2,000,000	NR	IDA Exempt Facility Revenue, National Gypsum, Series A, 7.125% due 4/1/30 (b)	2,186,420
1,215,000	AAA	Utility Refunding Revenue, 9.875% due 12/1/11 (g)	1,471,936
2,000,000	AAA	Miami-Dade County, FL Expressway Authority Toll System Revenue, Series B, FGIC-Insured, 5.000% due 7/1/29	2,074,780
2,000,000	NR	Orange County, FL Health Facilities Authority Revenue, First Mortgage, Health Care Facilities, 9.000% due 7/1/31	2,047,240
2,000,000	A1*	Pinellas County, FL Health Facilities Authority Revenue, Baycare Health System, 5.500% due 11/15/33	2,083,480
3,500,000	NR	Reunion East Community Development District, FL Special Assessment, Series A, 7.375% due 5/1/33 (c)	3,765,475
1,000,000	AAA	Tampa, FL Sales Tax Revenue, Series A, AMBAC-Insured, 5.375% due 10/1/21	1,090,420

			30,136,506

Georgia — 3.0%
1,000,000	A	Atlanta, GA Development Authority Student Housing Revenue, (ADA/CAU Partners Inc.), Series A, ACA-Insured, 6.250% due 7/1/24	1,091,700
1,000,000	Aaa*	Bulloch County, GA Development Authority, Student Housing Lease Revenue, (Georgia Southern University Project), AMBAC-Insured, 5.000% due 8/1/22	1,044,790
1,000,000	AA	Clayton County & Clayton County, GA Water Authority, Water & Sewage Revenue, (Call 5/1/15 @ 100), 5.000% due 5/1/23	1,047,530
1,000,000	Aaa*	De Kalb County, GA Housing Authority, MFH Revenue, (Snapwoods Project), Series A, GNMA-Collateralized, 5.500% due 12/20/32	1,028,720
1,500,000	A	Georgia Municipal Electric Authority Power Revenue, Series X, 6.500% due 1/1/12	1,686,015
1,000,000	A-1+	Monroe County, GA Development Authority PCR, (Oglethorpe Power Corp Project), Series B, AMBAC-Insured, 2.290% due 4/1/05 (f)	1,000,000
1,500,000	AAA	Municipal Electric Authority, GA, (Combustion Turbine Project), Series A, MBIA-Insured, 5.250% due 11/1/22	1,603,215
3,000,000	NR	Rockdale County, GA Solid Waste Authority Revenue, (Visy Paper Inc. Project), 7.500% due 1/1/26 (b)	3,054,900
1,000,000	NR	Savannah, GA EDA Revenue, (College of Art & Design Inc. Project), (Call 10/1/09 @ 102), 6.900% due 10/1/29 (h)	1,150,440

			12,707,310

Hawaii — 0.2%
960,000	AAA	Hawaii State Department Budget & Finance, Hawaiian Electric Co., Inc., Series A, MBIA-Insured, 5.650% due 10/1/27 (b)	1,037,040

Illinois — 6.1%
1,000,000	AAA	Chicago, IL Board of Education, School Reform, Series A MBIA-Insured, 5.500% due 12/1/28	1,072,940
2,385,000	AAA	Chicago, IL Series A, (Call 1/1/15 @ 100), 5.000%, due 1/1/20	2,512,669

See Notes to Financial Statements.

12        Smith Barney Muni Funds      |      2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Illinois — 6.1% (continued)
		Chicago, IL Single-Family Mortgage Revenue:
$ 375,000	Aaa*	Series A, FNMA/GNMA-Collateralized, 6.350% due 10/1/30 (b)	$390,405
105,000	AAA	Series C, FHLMC/FNMA/GNMA-Collateralized, 7.000% due 3/1/32 (b)	106,288
3,000,000	AAA	Chicago, IL Skyway Toll Bridge Revenue, AMBAC-Insured, 5.500% due 1/1/31 (c)(h)	3,343,860
3,000,000	AAA	Chicago O’Hare International Airport, Gen-Airport, 3rd Lein-B2, 6.000% due 1/1/29 (b)(c)	3,324,240
680,000	A	Illinois Development Finance Authority Revenue, City of East St. Louis, 7.250% due 11/15/09 (h)	688,269
		Illinois Health Facilities Authority Revenue:
1,540,000	CCC	Mercy Hospital & Medical Center, 7.000% due 1/1/07	1,436,327
680,000	AAA	Methodist Medical Center Project, 9.000% due 10/1/10 (g)	784,421
3,000,000	A	Order of Saint Francis Healthcare Systems, 6.250% due 11/15/29 (c)	3,195,540
1,500,000	A	Passavant Memorial Area Hospital, 6.000% due 10/1/24	1,626,180
		Illinois Housing Development Authority, MFH Revenue:
705,000	A+	Series 1991A, 8.125% due 7/1/10	710,548
1,830,000	AAA	Series A-1, GNMA-Collateralized, 5.750% due 12/20/32	1,967,195
1,000,000	AAA	Metropolitan Pier & Exposition Authority, IL Dedicated State Tax Revenue, Capital Appreciation, McCormick Place Expansion, Series A, MBIA-Insured, 5.500% due 6/15/23	1,093,210
1,045,000	AAA	Regional Transit Authority, IL, Series C, FGIC-Insured, 7.750% due 6/1/20	1,417,365
2,000,000	A+	West Chicago, IL IDR, (Leggett & Platt Inc. Project), 6.900% due 9/1/24 (b)	2,053,920

			25,723,377

Indiana — 3.1%
3,080,000	AAA	Indiana Bond Bank Revenue, Special Program, Series A, AMBAC-Insured, 9.750% due 8/1/09 (c)(g)	3,509,044
3,000,000	BBB-	Indiana Health Facility Financing Authority, Hospital Revenue, Community Foundation Northwest, IN, Series A, 6.375% due 8/1/31 (c)	3,128,670
3,685,000	AA	Indianapolis, IN Local Public Improvement Bond Bank, Series D, 6.750% due 2/1/14 (c)(g)	4,351,027
2,000,000	NR	North Manchester, Industrial Revenue, (Peabody Retirement Community Project), Series A, 7.125% due 7/1/22	2,071,300

			13,060,041

Iowa — 1.6%
		Iowa Finance Authority Revenue:
3,000,000	AA	Catholic Health Initiatives, Series A, 6.000% due 12/1/18 (c)	3,319,020
3,000,000	A1*	Health Care Facilities Revenue, Genesis Medical Center, 6.250% due 7/1/25 (c)	3,236,550

			6,555,570

Kansas — 0.4%
480,000	AAA	Cowley & Shawnee Counties, KS Mortgage Revenue, Series B, AMBAC-Insured, GNMA-Collateralized, zero coupon bond to yield 5.553% due 6/1/22 (b)	127,051
1,000,000	BBB-‡	Overland Park, KS Development Corp. Revenue, First Tier, Overland Park, Series A, 7.375% due 1/1/32	1,086,600
615,000	Aaa*	Sedgwick & Shawnee Counties, KS Single-Family Mortgage Revenue, Series A-1, GNMA-Collateralized, 6.875% due 12/1/26 (b)(d)	636,039

			1,849,690

Kentucky — 0.6%
2,000,000	NR	Kenton County, KY Airport Board, Special Facilities Revenue, (Mesaba Aviation Inc. Project), Series A, 6.700% due 7/1/29 (b)	1,615,180
800,000	A-1+	Louisville & Jefferson County, KY Metropolitan Sewer District & Drain System, Series B, 2.250% due 4/6/05 (f)	800,000

			2,415,180

See Notes to Financial Statements.

13        Smith Barney Muni Funds      |      2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Louisiana — 1.0%
$1,000,000	Aaa*	Louisiana Local Government Environmental Facilities and Community Development Authority Revenue, Mortgage, Sharlo Apartments, Series A, GNMA-Collateralized, 6.500% due 6/20/37	$1,095,220
1,000,000	BBB	Rapides, LA Finance Authority, Environmental Improvement Revenue, (International Paper Co. Project), Series A, 6.550% due 11/15/23 (b)	1,058,750
1,945,000	BBB-	Saint Charles Parish, LA PCR, (Union Carbide Project), 7.350% due 11/1/22 (b)	1,945,214

			4,099,184

Maryland — 0.6%
2,350,000	NR	Maryland State Economic Development Corp. Revenue, Health & Mental Hygiene Program, Series A, 7.750% due 3/1/25	2,487,076

Massachusetts — 3.6%
2,500,000	Ba3*	Boston, MA Industrial Development Financing Authority, (Crosstown Center Project), 6.500% due 9/1/35 (b)	2,413,250
1,135,000	AAA	Boston, MA Water & Sewer Revenue, 10.875% due 1/1/09 (e)(g)	1,328,597
2,000,000	AAA	Massachusetts State, RITES, Series PA 993-R, MBIA-Insured, 9.081% due 11/1/15 (i)	2,414,080
1,000,000	AA	Massachusetts State Development Finance Agency Revenue, May Institute Issue, Radian-Insured, 5.750% due 9/1/29	1,060,470
		Massachusetts State Health & Educational Facilities Authority Revenue:
1,000,000	AA	Berkshire Health System, Series E, Radian-Insured, 5.700% due 10/1/25	1,086,710
3,000,000	BBB	Caritas Christi Obligation, Series B, 6.750% due 7/1/16 (c)	3,369,300
1,250,000	BBB	University of Massachusetts, Memorial Healthcare Inc., Series C, 6.625% due 7/1/32	1,347,875
910,000	AAA	Massachusetts State Industrial Finance Agency Revenue Refunding, Chelsea Jewish, Series A, FHA-Insured, 6.500% due 8/1/37	994,730
1,000,000	AAA	Massachusetts Water Pollution Abatement Trust, Series 9, 5.250% due 8/1/28	1,062,930

			15,077,942

Michigan — 1.3%
1,000,000	AAA	Lake Superior, MI State University Revenue, AMBAC-Insured, 5.500% due 11/15/21	1,086,340
2,000,000	A	Saginaw, MI Hospital Finance Authority, Covenant Medical Center, Series F, 6.500% due 7/1/30	2,193,640
2,470,000	NR	Wenonah Park Properties Inc., Bay City Hotel Revenue Bond, 7.500% due 4/1/33	2,390,194

			5,670,174

Minnesota — 0.6%
1,500,000	Aaa*	Columbia Heights, MN MFH Revenue, Crest View, Series A-1, GNMA-Collateralized, 6.625% due 4/20/43	1,657,755
605,000	AAA	Minneapolis, MN Hospital Revenue, St. Mary's Hospital & Rehabilitation, 10.000% due 6/1/13 (g)	762,445

			2,420,200

Mississippi — 1.3%
1,700,000	BBB	Adams County, MS Environmental Improvement Revenue Refunding, (International Paper Co. Project), Series A, 6.800% due 8/1/24 (b)	1,817,317
3,000,000	BBB	Lowndes County, MS Solid Waste Disposal & PCR Refunding, (Weyerhaeuser Co. Project), Series A, 6.800% due 4/1/22 (c)	3,601,710

			5,419,027

See Notes to Financial Statements.

14        Smith Barney Muni Funds      |      2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Missouri — 0.3%
$ 110,000	AAA	Missouri State Housing Development Community Mortgage Revenue, Series C, FNMA/GNMA-Collateralized, 7.450% due 9/1/27 (b)	$112,687
1,000,000	NR	St. Joseph, MO IDA, Healthcare Revenue, (Living Community St. Joseph Project), 7.000% due 8/15/32	1,047,390

			1,160,077

Montana — 0.1%
295,000	AAA	Montana State Board of Regents Revenue, 10.000% due 11/15/08 (g)	337,120

Nebraska — 0.2%
750,000	NR	Douglas County, NE Hospital Authority No. 2, Bergan Mercy, 9.500% due 7/1/10 (g)	878,272

Nevada — 2.2%
3,000,000	A-	Henderson, NV Health Care Facility Revenue, Catholic Healthcare West, Series A, 6.750% due 7/1/20 (c)	3,409,080
5,000,000	AAA	Washoe County, NV GO, Reno-Sparks Convention, Series A, FSA-Insured, (Call 1/1/10 @100), 6.400% due 7/1/29 (c)(h)	5,679,200

			9,088,280

New Hampshire — 1.4%
		New Hampshire Health & Education Facilities Authority Revenue:
1,000,000	A-	Healthcare System, Covenant Health, 6.125% due 7/1/31	1,055,500
1,000,000	BBB-	New Hampshire College, 7.500% due 1/1/31	1,089,110
		New Hampshire State Turnpike Systems Revenue Refunding, FGIC-Insured:
2,500,000	AAA	Series A, 6.750% due 11/1/11	2,698,650
1,000,000	AAA	Series C, RIBS, 12.364% due 11/1/17 (j)	1,159,130

			6,002,390

New Jersey — 3.8%
1,500,000	AAA	Casino Reinvestment Development Authority, NJ Hotel Room Fee Revenue, AMBAC-Insured, 5.000% due 1/1/25	1,578,915
1,000,000	AAA	New Jersey EDA, Motor Vehicle Revenue, Series A, MBIA-Insured, 5.250% due 7/1/31	1,061,550
2,000,000	BBB-	New Jersey Health Care Facilities Financing Authority Revenue, Trinitas Hospital Obligation Group, 7.400% due 7/1/20	2,266,760
		New Jersey State Transportation Trust Fund Authority, MBIA-Insured, RITES:
2,500,000	AAA	Series-PA 958R, 6.000% due 12/15/09 (c)(i)	3,204,750
1,000,000	AAA	Series-PA 958R-B, 6.000% due 12/15/09 (i)	1,281,900
1,250,000	NR	Port Authority, NY & NJ Special Obligation Revenue, (5th Installment Special Project), Series 4, 6.750% due 10/1/19 (b)	1,322,588
5,000,000	BBB	Tobacco Settlement Financing Corp., NJ, 6.750% due 6/1/39 (c)	5,255,000

			15,971,463

New York — 7.2%
1,250,000	BBB+	Brookhaven, NY IDA, Civic Facility Revenue, St. Joseph’s College, 6.000% due 12/1/20	1,329,750
2,000,000	BBB‡	Chautauqua, NY Tobacco, Asset Securitization Corp., 6.750% due 7/1/40	2,082,840
2,500,000	AAA	New York City Municipal Water Finance Authority, Water and Sewer System Revenue, Series C, MBIA-Insured, (Call 6/15/05 @ 100), 5.000% due 6/15/27	2,601,150
		New York State Dormitory Authority Lease Revenue:
5,000,000	AAA	Mental Health Services Facilities, Series D, FGIC-Insured, (Call 2/15/15 @ 100), 5.000% due 8/15/18 (c)	5,328,300
3,500,000	AAA	School Districts Financing Program, Series E, 5.750% due 10/1/22 (c)	3,914,575
486,000	AA-	Series B, (Call 5/15/05 @ 100), 7.500% due 5/15/11 (h)	571,191
2,000,000	AA-	State University Dormitory Facilities, (Call 7/1/12 @ 100), 5.375% due 7/1/18 (h)	2,218,960
1,014,000	AA-	Unrefunded Balance, Series B, 7.500% due 5/15/11	1,149,075

See Notes to Financial Statements.

15        Smith Barney Muni Funds      |      2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

New York — 7.2% (continued)
$3,000,000	AAA	New York State Urban Development Corp. Revenue, Personal Income Tax Series C-1, FGIC-Insured, (Call 3/15/13 @ 100), 5.500% due 3/15/21 (c)(h)	$3,377,490
		Orange County, NY IDA, Civic Facilities Revenue, (Arden Hill Life Care Center Project), Series A:
1,000,000	NR	7.000% due 8/1/21	1,039,430
1,000,000	NR	7.000% due 8/1/31	1,034,870
1,000,000	AA	Rensselaer County, NY IDA, Albany International Corp., LOC Fleet Bank, 7.550% due 7/15/07	1,077,700
970,000	NR	Suffolk County, NY IDA, Civic Facilities Revenue, Eastern Long Island Hospital Association, Series A, 7.750% due 1/1/22	999,915
1,600,000	AAA	Tobacco Settlement Financing Corp., Series A1, Callable Asset-Backed, 5.250% due 6/1/22	1,700,144
1,525,000	AA-	Triborough Bridge & Tunnel Authority, NY Revenue, (Convention Center Project), Series E, 7.250% due 1/1/10	1,683,265

			30,108,655

North Carolina — 1.9%
		North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding:
1,310,000	BBB	Series A, (Call 1/1/22 @ 100), 6.000% due 1/1/26 (h)	1,568,489
1,700,000	A	Series B, ACA-Insured, 5.750% due 1/1/24	1,791,392
2,500,000	BBB	Series D, 6.700% due 1/1/19	2,773,850
1,500,000	AAA	North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue, MBIA-Insured, 5.250% due 1/1/11 (d)	1,836,825

			7,970,556

Ohio — 4.4%
3,130,000	AAA	Cincinnati, OH City School District, School Improvement, FSA-Insured, 5.250% due 6/1/16 (c)	3,396,394
		Cuyahoga County, OH:
3,000,000	BBB	Hospital Facilities Revenue, (Canton Inc. Project), 7.500% due 1/1/30 (c)	3,351,540
250,000	Aaa*	MFH, Dalebridge Apartments, FHA-Insured, GNMA-Collateralized, 6.500% due 10/20/20 (b)	256,935
1,000,000	Aaa*	Franklin County, OH Mortgage Revenue, Villas at St. Therese, Series E, GNMA-Collateralized, 5.900% due 6/20/39	1,064,090
350,000	BB-	Green Springs, OH Health Care Facilities Revenue, (St. Francis Health Care Center Project), Series A, 7.125% due 5/15/25	301,857
2,925,000	Aa2*	Hamilton County, OH Mortgage Revenue, Judson Care Center, Series A, FHA-Insured, 6.500% due 8/1/26 (c)	3,120,653
500,000	NR	Ohio State Solid Waste Revenue, 9.000% due 6/1/21 (b)(k)(l)	0
6,055,000	AAA	Ohio State Water Development Authority Revenue, Safe Water, Series 2, 9.375% due 12/1/10 (c)(g)	6,952,169

			18,443,638

Oklahoma — 1.6%
1,640,000	AA-	Oklahoma City, OK Industrial & Cultural Facilities, Trigen Energy Corp., 6.750% due 9/15/17 (b)	1,645,986
405,000	AAA	Rogers County, OK HFA, MFH Revenue Refunding, Series A, FHA-Insured, FNMA-Collateralized, 7.750% due 8/1/23	407,183
3,960,000	AA-	Tulsa, OK Public Facilities Authority, Lease Payment Revenue Refunding, Assembly Center, 6.600% due 7/1/14 (c)	4,626,785

			6,679,954

Oregon — 1.4%
1,000,000	BBB	Klamath Falls, OR Inter-Community Hospital Authority Revenue, (Merle West Medical Center Project), 6.250% due 9/1/31	1,056,070
3,285,000	Aa1*	Port of Umatilla, OR Water Revenue, LOC Bank of America, 6.650% due 8/1/22 (b)(c)	3,329,873

See Notes to Financial Statements.

16        Smith Barney Muni Funds      |      2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Oregon — 1.4% (continued)
$ 500,000	Aa1*	Portland, OR MFH Revenue, (Cherry Ridge Project), LOC U.S. National Bank of Oregon, 6.250% due 5/1/12 (b)	$500,575
1,000,000	NR	Wasco County, OR Solid Waste Disposal Revenue, (Waste Connections Inc. Project), 7.250% due 3/1/21 (b)	1,073,760

			5,960,278

Pennsylvania — 4.5%
		Dauphin County, PA:
1,500,000	NR	General Authority Revenue, Office and Packaging, 6.000% due 1/1/25	1,339,155
2,400,000	A-	IDA, General Water Supply, Series A, 6.900% due 6/1/24 (b)	2,998,728
3,335,000	AAA	Delaware River Port Authority PA & NJ, R-B RITES, Series PA 964, 9.070% due 1/1/15 (c)(h)(i)	4,053,292
2,200,000	NR	Harrisburg, PA Redevelopment Authority, First Mortgage Office Building, (Call 5/15/12 @ 100), 6.750% due 5/15/25 (h)	2,548,480
1,150,000	NR	Lancaster, PA IDA Revenue, (Garden Spot Village Project), Series A, 7.625% due 5/1/31	1,247,509
1,000,000	A-	Lancaster County, PA Hospital Authority Revenue, Health Center, (Willow Valley Retirement Project), 5.875% due 6/1/31	1,039,200
1,000,000	NR	Montgomery County, PA Higher Education & Health Authority Revenue, Temple Continuing Care Center, 6.750% due 7/1/29 (k)	30,000
1,000,000	NR	New Morgan, PA Municipal Authority Office Revenue, (Commonwealth Office Project), Series A, 6.500% due 6/1/25	1,016,580
		Pennsylvania State Higher Educational Facilities Authority Revenue:
985,000	Baa3*	Student Housing Revenue, (Student Association Inc. Project), Series A, 6.750% due 9/1/32	1,030,369
1,000,000	A+	University of Pennsylvania Medical Center Health System, Series A, 6.000% due 1/15/31	1,091,760
1,025,000	AAA	Philadelphia Hospitals & Higher Education Facilities Authority, Hospital Revenue, Presbyterian Medical Center, 6.650% due 12/1/19 (g)	1,244,904
1,000,000	AAA	Philadelphia Municipal Authority, Series B, 5.250% due 11/15/17	1,076,670

			18,716,647

Puerto Rico — 0.5%
2,000,000	AAA	Puerto Rico Electric Power Authority Revenue, Series RR, (Call 7/1/15 @ 100), 5.000% due 7/1/25	2,097,940

Rhode Island — 2.9%
3,270,000	AAA	Providence, RI Redevelopment Agency Revenue, Series A, AMBAC-Insured, (Call 4/1/15 @ 100), 5.000% due 4/1/24 (c)	3,400,375
1,000,000	BBB-	Providence, RI Special Obligation, Tax Increment, Series D, 6.650% due 6/1/16	1,037,970
3,900,000	Aa3*	Rhode Island Health & Educational Building Corp., Refunding Revenue, Health Facilities, St. Antoine Residence, Series A, 6.125% due 11/15/18 (c)	4,126,005
3,400,000	AA	Rhode Island State Economic Development Corp. Revenue, Providence Plaza Mall, Sr. Notes, Radian-Insured, 6.125% due 7/1/20 (c)	3,795,658

			12,360,008

South Carolina — 0.6%
		Piedmont, SC Municipal Power Agency, Electric Revenue, FGIC-Insured:
565,000	AAA	6.750% due 1/1/20 (g)	718,290
670,000	AAA	Unrefunded Balance, 6.750% due 1/1/20	849,466
1,000,000	BBB	Richland County, SC Environmental Improvement Revenue, (International Paper Co. Project), 6.100% due 4/1/23 (b)	1,051,510

			2,619,266

See Notes to Financial Statements.

17        Smith Barney Muni Funds      |      2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Texas — 15.9%
$3,000,000	CCC	Alliance Airport Authority Inc., TX Special Facilities Revenue, (American Airlines Inc. Project), 7.500% due 12/1/29 (b)	$2,082,180
2,250,000	BBB-	Austin, TX Convention Enterprises Inc., Convention Center, First Tier, Series A, 6.700% due 1/1/32	2,408,467
1,500,000	BBB-	Bexar County, TX Health Facilities Development Corp. Revenue, (Army Retirement Residence Project), 6.300% due 7/1/32	1,586,625
		Bexar County, TX Housing Finance Corp., MFH Revenue:
1,450,000	Aaa*	New Light Village, Series A1, GNMA-Collateralized, 5.900% due 2/20/38	1,531,258
5,000,000	Baa1*	Nob Hill Apartments, Refunding, Series A, 6.000% due 6/1/31 (c)	4,937,150
1,000,000	Aaa*	Waters at Northern Hills Apartments, Series A, MBIA-Insured, 6.050% due 8/1/36	1,057,440
5,000,000	A-	Brazos River, TX Harbor Navigation District, Brazoria County Environmental, (Dow Chemical Co. Project), Series A-7, 6.625% due 5/15/33 (b)(c)	5,573,250
5,000,000	Aa3*	Brazos River, TX Navigation District, (BASF Corp. Project), 6.750% due 2/1/10 (c)	5,705,450
3,500,000	CCC	Dallas-Fort Worth, TX International Airport Revenue, Facility Improvement Corp. Revenue, American Airlines Inc., 6.375% due 5/1/35 (b)	2,121,840
		El Paso County, TX Housing Finance Corp., MFH Revenue, Series A:
3,000,000	A3*	American Village Communities, 6.375% due 12/1/32	3,039,510
2,390,000	A3*	La Plaza Apartments, 6.750% due 7/1/30	2,627,901
1,000,000	Baa2*	Las Lomas Apartments, 6.375% due 12/1/29	979,820
		Fort Worth, TX Housing Finance Corp.:
3,985,000	Aaa*	MFH, Villas Eastwood Terrace, GNMA-Collateralized, 6.000% due 8/20/43 (c)	4,308,622
30,000	AAA	Single-Family Mortgage Revenue, Capital Appreciation, Series A, GNMA-Collateralized, zero coupon bond to yield 5.491% due 6/1/21 (b)	8,139
1,775,000	NR	Galveston, TX Special Contract Revenue Refunding, (Farmland Industries Inc. Project), 5.500% due 5/1/15	1,863,111
1,000,000	AAA	Grand Prairie, TX Housing Finance Corp., MFH Revenue, (Landings of Carrier Project), Series A, GNMA-Collateralized, 6.750% due 9/20/32	1,118,790
5,000,000	Ba2*	Gulf Coast IDA, TX Solid Waste Disposal Revenue, (Citgo Petroleum Project), 8.000% due 4/1/28 (b)(c)	5,624,650
1,000,000	A-1+	Harris County, TX Health Facilities Development Authority, (Texas Medical Center Project), Series B, 2.300% due 4/1/05 (f)	1,000,000
2,000,000	A+	Houston, TX Participation Interest, 6.400% due 6/1/27	2,166,300
		Midlothian, TX Development Authority, Tax Increment Contract Revenue:
1,880,000	NR	6.700% due 11/15/23	1,906,809
2,000,000	NR	7.875% due 11/15/26	2,174,300
994,000	Aaa*	Panhandle, TX Regional Housing Finance Corp., Series A, GNMA-Collateralized, 6.650% due 7/20/42	1,094,116
1,550,000	Aaa*	Paris, TX Water & Sewer Revenue, FGIC-Insured, 5.375% due 6/15/20	1,641,528
1,000,000	Baa3*	Student Housing Corp., TX Student Housing Revenue, (Midwestern State University Project), 6.500% due 9/1/34	1,039,330
2,500,000	A	Tarrant County, TX Health Facilities Development Corp., Hospital Revenue, 6.700% due 11/15/30	2,739,900
		Texas State Affordable Housing Corp., MFH Revenue:
2,000,000	Baa3*	Ashton Place & Woodstock Apartments, Series A, 6.300% due 8/1/33	1,785,140
3,870,000	Ba3*	Sub-HIC Arbrostone/Baybrook, Series C, 7.250% due 11/1/31 (c)	3,331,954
1,000,000	AA	Texas State GO, Veterans Housing Assistance, Series D, 6.450% due 12/1/20 (b)	1,029,870
		Weatherford, TX ISD, Capital Appreciation, PSFG:
1,490,000	AAA	Call 2/15/10 @ 48.281, zero coupon bond to yield 6.275% due 2/15/21 (h)	606,877
10,000	AAA	Unrefunded Balance, zero coupon bond to yield 6.275% due 2/15/21	3,928

			67,094,255

See Notes to Financial Statements.

18        Smith Barney Muni Funds      |      2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Utah — 1.6%
$ 975,000	AAA	Provo, UT Electric Revenue, 10.125% due 4/1/15 (g)	$1,296,116
3,780,000	AAA	Utah State Board of Regents Revenue, (Hospital – University of Utah), 5.000% due 8/1/20 (c)	3,931,276
1,365,000	AAA	Weber County, UT Hospital Revenue, St. Benedict’s Hospital, 10.000% due 3/1/10 (e)(g)	1,626,534

			6,853,926

Virginia — 2.9%
		Pocahontas Parkway Association, VA Toll Road Revenue, Capital Appreciation, Sr. Bonds, Series B:
25,000,000	BB	Zero coupon bond to yield 7.440% due 8/15/34 (c)	4,228,250
35,000,000	BB	Zero coupon bond to yield 7.440% due 8/15/35 (c)	5,593,350
1,000,000	B2*	Rockbridge County, VA IDA Revenue, Virginia Horse Center, Series C, 6.850% due 7/15/21	934,080
1,460,000	AA	Virginia State Resources Authority Infrastructure Revenue, (Pooled Loan Bond Project), Series A, 5.100% due 5/1/25	1,526,547

			12,282,227

Washington — 1.6%
1,000,000	A+	King County, WA Housing Authority Revenue Refunding, Sr. Bonds, Series A, 6.800% due 3/1/26	1,016,540
2,865,000	A3*	Port Longview, WA Revenue Refunding, Series A, 6.250% due 12/1/18 (b)(c)	3,161,757
2,347,000	AAA	Seattle, WA Housing Authority, Low Income Housing Revenue, GNMA-Collateralized, 7.400% due 11/20/36	2,584,939

			6,763,236

West Virginia — 0.3%
1,125,000	AAA	Fairmont, WV Water & Sewer Revenue, AMBAC-Insured, 9.250% due 11/1/11 (g)	1,357,504

Wisconsin — 1.7%
3,275,000	BBB	La Crosse, WI Resource Recovery Revenue Refunding, (Northern States Power Co. Project), 6.000% due 11/1/21 (b)(c)	3,447,756
		Wisconsin State Health & Educational Facilities Authority Revenue:
1,000,000	A-	Agnesian Healthcare Inc., 6.000% due 7/1/30	1,046,400
1,750,000	BBB+	Aurora Health Care, 6.400% due 4/15/33	1,912,750
875,000	A	Kenosha Hospital & Medical Center Project, 5.700% due 5/15/20	915,513

			7,322,419

Wyoming — 0.5%
2,200,000	BB+	Sweetwater County, WY Solid Waste Disposal Revenue, (FMC Corp. Project), Series A, 7.000% due 6/1/24 (b)	2,225,476

		TOTAL INVESTMENTS — 99.5% (Cost — $396,792,968**)	418,797,713
		Other Assets in Excess of Liabilities — 0.5%	2,012,046

		TOTAL NET ASSETS — 100.0%	$420,809,759

(a)	All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*) or a double dagger (‡), which are rated by Moody's Investors Service and Fitch Ratings, respectively.
(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c)	All or a portion of this security has been segregated for open futures contracts.
(d)	Variable interest rate — subject to periodic change.
(e)	All or a portion of this security is held as collateral for open futures contracts and/or extended settlements.
(f)	Variable rate obligation payable at par on demand at any time on no more than seven days notice. The coupon rate listed represents the current rate at the period end. The due dates on these securities reflect the next interest rate reset date or, when applicable, the maturity date.
(g)	Bonds are escrowed to maturity with government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(h)	Pre-Refunded bonds are escrowed with government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(i)	Residual interest tax-exempt securities — coupon varies inversely with level of short-term tax exempt interest rates.
(j)	Residual interest bonds — coupon varies inversely with level of short-term tax-exempt interest rates.
(k)	Security is currently in default.
(l)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
**	Aggregate cost for federal income tax purposes is $396,576,347.

See pages 21 through 23 for definitions of ratings and certain abbreviations.

See Notes to Financial Statements.

19        Smith Barney Muni Funds      |      2005 Annual Report

Summary of Investments by Industry†	March 31, 2005

Hospitals	18.2%
Housing: Multi-Family	10.5
Transportation	10.1
Pollution Control	8.7
Miscellaneous	8.5
Pre-Refunded	6.8
Escrowed to Maturity	6.4
Industrial Development	6.2
Education	4.4
Utilities	4.3
Lifecare Systems	3.2
Water & Sewer	3.1
Public Facilities	2.6
Other	7.0

100.0%

†	As a percentage of total investments. Please note that Fund holdings are subject to change.

20        Smith Barney Muni Funds      |      2005 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

—   Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

—   Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC and CC

—   Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lowest degree of speculation than “B”, “CCC” and “CC”, the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk, exposures to adverse conditions.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa

—   Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

—   Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

—   Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

—   Bonds rated “Baa” are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

21        Smith Barney Muni Funds      |      2005 Annual Report

Bond Ratings (unaudited) (continued)

Ba

—   Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

—   Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Fitch Ratings (“Fitch”) — Ratings from “A” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings with the major ratings categories.
A

—   Bonds rated “A” are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BBB

—   Bonds rated “BBB” currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment-grade category assigned by Fitch.

BB

—   Bonds rated “BB” indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business of financial alternatives may be available to allow financial commitments to be met.

B

—   Bonds rated “B” indicate that significant credit risk is present, but a limited margin of safety remains. Financial Commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C

—   Bonds rated “CCC”, “CC” and “C” carry the real possibility of defaulting. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated “CC” appears probable, a “C” rating indicates imminent default.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

SP-1

—   Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

—   Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

22        Smith Barney Muni Funds      |      2005 Annual Report

Abbreviations* (unaudited)

ABAG	— Association of Bay Area Governors
ACA	— American Capital Assurance
AIG	— American International Guaranty
AMBAC	— Ambac Assurance Corporation
BAN	— Bond Anticipation Notes
BIG	— Bond Investors Guaranty
CGIC	— Capital Guaranty Insurance Company
CHFCLI	— California Health Facility Construction Loan Insurance
CONNIE LEE	— College Construction Loan Insurance Association
COP	— Certificate of Participation
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
ETM	— Escrowed To Maturity
FGIC	— Financial Guaranty Insurance Company
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corporation
FLAIRS	— Floating Adjustable Interest Rate Securities
FNMA	— Federal National Mortgage Association
FRTC	— Floating Rate Trust Certificates
FSA	— Financial Security Assurance
GIC	— Guaranteed Investment Contract
GNMA	— Government National Mortgage Association
GO	— General Obligation
HDC	— Housing Development Corporation

HFA	— Housing Finance Authority
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
IDR	— Industrial Development Revenue
INFLOS	— Inverse Floaters
ISD	— Independent School District
LEVRRS	— Leveraged Reverse Rate Securities
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation
MFH	— Multi-Family Housing
MVRICS	— Municipal Variable Rate Inverse Coupon Security
PCR	— Pollution Control Revenue
PSFG	— Permanent School Fund Guaranty
Radian	— Radian Asset Assurance
RAN	— Revenue Anticipation Notes
RIBS	— Residual Interest Bonds
RITES	— Residual Interest Tax-Exempt Securities
SYCC	— Structured Yield Curve Certificate
TAN	— Tax Anticipation Notes
TECP	— Tax Exempt Commercial Paper
TOB	— Tender Option Bonds
TRAN	— Tax and Revenue Anticipation Notes
VA	— Veterans Administration
VRDD	— Variable Rate Daily Demand

*	Abbreviations may or may not appear in the Schedule of Investments.

23        Smith Barney Muni Funds      |      2005 Annual Report

Statement of Assets and Liabilities	March 31, 2005

ASSETS:
Investments, at value (Cost — $396,792,968)	$418,797,713
Cash	40,174
Interest receivable	7,014,703
Receivable for Fund shares sold	363,243
Receivable for securities sold	240,000
Prepaid expenses	29,848

Total Assets	426,485,681

LIABILITIES:
Payable for securities purchased	4,052,932
Payable to broker — variation margin on open futures contracts	962,500
Payable for Fund shares reacquired	380,767
Management fee payable	162,434
Distribution plan fees payable	40,658
Transfer agency service fees payable	16,436
Trustees’ fees payable	11,872
Accrued expenses	48,323

Total Liabilities	5,675,922

Total Net Assets	$420,809,759

NET ASSETS:
Par value of shares of beneficial interest (Note 6)	$32,137
Capital paid in excess of par value	422,015,782
Undistributed net investment income	1,192,793
Accumulated net realized loss from investment transactions and futures contracts	(25,042,888)
Net unrealized appreciation of investments and futures contracts	22,611,935

Total Net Assets	$420,809,759

Shares Outstanding:
Class A	25,950,374

Class B	3,780,455

Class C	2,405,820

Net Asset Value:
Class A (and redemption price)	$13.09

Class B *	$13.07

Class C *	$13.13

Maximum Public Offering Price Per Share:
Class A (based on a maximum sales charge of 4.00%)	$13.64

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

24        Smith Barney Muni Funds      |      2005 Annual Report

Statement of Operations	For the Year Ended March 31, 2005

INVESTMENT INCOME:
Interest	$26,527,826

EXPENSES:
Management fee (Note 2)	1,931,890
Distribution plan fees (Notes 2 and 4)	1,076,122
Transfer agency service fees (Notes 2 and 4)	96,046
Shareholder communications (Note 4)	45,136
Custody	44,396
Audit and legal	43,843
Registration fees	34,320
Trustees’ fees	6,998
Other	15,471

Total Expenses	3,294,222
Less: Management fee waiver (Notes 2 and 8)	(31,896)

Net Expenses	3,262,326

Net Investment Income	23,265,500

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Realized Loss From:
Investment transactions	(5,514,038)
Futures contracts	(6,652,744)

Net Realized Loss	(12,166,782)

Net Change in Unrealized Appreciation/Depreciation of Investments and Futures Contracts	7,692,902

Increase from Payment by Affiliate (Note 2)	100,000

Net Loss on Investments and Futures Contracts	(4,373,880)

Increase in Net Assets From Operations	$18,891,620

See Notes to Financial Statements.

25        Smith Barney Muni Funds      |      2005 Annual Report

Statements of Changes in Net Assets	For the Years Ended March 31,

	2005	2004
OPERATIONS:
Net investment income	$23,265,500	$25,678,063
Net realized loss	(12,166,782)	(4,550,450)
Net change in unrealized appreciation/depreciation	7,692,902	5,931,673
Increase from payment by affiliate	100,000	—

Increase in Net Assets From Operations	18,891,620	27,059,286

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(23,577,110)	(24,754,798)

Decrease in Net Assets From Distributions to Shareholders	(23,577,110)	(24,754,798)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	43,183,930	39,588,040
Net asset value of shares issued for reinvestment of distributions	10,789,112	11,762,674
Cost of shares reacquired	(74,181,371)	(71,655,351)

Decrease in Net Assets From Fund Share Transactions	(20,208,329)	(20,304,637)

Decrease in Net Assets	(24,893,819)	(18,000,149)

NET ASSETS:
Beginning of year	445,703,578	463,703,727

End of year*	$420,809,759	$445,703,578

* Includes undistributed net investment income of:	$1,192,793	$2,019,540

See Notes to Financial Statements.

26        Smith Barney Muni Funds      |      2005 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

Class A Shares(1)	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$13.24		$13.17	$13.18	$13.58		$12.94

Income (Loss) From Operations:
Net investment income	0.73		0.76	0.77	0.77	(2)	0.76
Net realized and unrealized gain (loss)	(0.14)		0.05	(0.02)	(0.41	)(2)	0.64

Total Income From Operations	0.59		0.81	0.75	0.36		1.40

Less Distributions From:
Net investment income	(0.74)		(0.74)	(0.76)	(0.76)		(0.76)

Total Distributions	(0.74)		(0.74)	(0.76)	(0.76)		(0.76)

Net Asset Value, End of Year	$13.09		$13.24	$13.17	$13.18		$13.58

Total Return(3)	4.57	%(4)	6.28%	5.74%	2.67%		11.16%

Net Assets, End of Year (000s)	$339,818		$356,627	$368,188	$404,803		$388,838

Ratios to Average Net Assets:
Expenses	0.66	%(5)	0.64%	0.67%	0.66%		0.68%
Net investment income	5.52		5.76	5.76	5.67	(2)	5.75

Portfolio Turnover Rate	20%		31%	43%	52%		52%

Class B Shares(1)	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$13.21		$13.15	$13.16	$13.57		$12.93

Income (Loss) From Operations:
Net investment income	0.66		0.69	0.70	0.70	(6)	0.69
Net realized and unrealized gain (loss)	(0.13)		0.04	(0.02)	(0.41	)(6)	0.64

Total Income From Operations	0.53		0.73	0.68	0.29		1.33

Less Distributions From:
Net investment income	(0.67)		(0.67)	(0.69)	(0.70)		(0.69)

Total Distributions	(0.67)		(0.67)	(0.69)	(0.70)		(0.69)

Net Asset Value, End of Year	$13.07		$13.21	$13.15	$13.16		$13.57

Total Return(3)	4.12	%(4)	5.68%	5.25%	2.13%		10.64%

Net Assets, End of Year (000s)	$49,411		$57,978	$64,348	$57,661		$46,534

Ratios to Average Net Assets:
Expenses	1.17	%(5)	1.15%	1.18%	1.17%		1.18%
Net investment income	5.01		5.25	5.25	5.17	(6)	5.26

Portfolio Turnover Rate	20%		31%	43%	52%		52%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 5.64%. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.
(5)	The investment manager voluntarily waived a portion of its fee for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratios for Class A would have been the same and Class B shares would have been 1.18%.
(6)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $0.69, $(0.40) and 5.14%, respectively. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

27        Smith Barney Muni Funds      |      2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

Class C Shares(1)(2)	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$13.27		$13.20	$13.20	$13.59		$12.95

Income (Loss) From Operations:
Net investment income	0.65		0.69	0.69	0.70	(3)	0.68
Net realized and unrealized gain (loss)	(0.13)		0.04	(0.01)	(0.41	)(3)	0.64

Total Income From Operations	0.52		0.73	0.68	0.29		1.32

Less Distributions From:
Net investment income	(0.66)		(0.66)	(0.68)	(0.68)		(0.68)

Total Distributions	(0.66)		(0.66)	(0.68)	(0.68)		(0.68)

Net Asset Value, End of Year	$13.13		$13.27	$13.20	$13.20		$13.59

Total Return(4)	4.03	%(5)	5.66%	5.18%	2.13%		10.46%

Net Assets, End of Year (000s)	$31,581		$31,099	$31,168	$29,777		$23,294

Ratios to Average Net Assets:
Expenses	1.23	%(6)	1.22%	1.24%	1.23%		1.25%
Net investment income	4.95		5.18	5.19	5.11	(3)	5.19

Portfolio Turnover Rate	20%		31%	43%	52%		52%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective April 29, 2004, Class L shares were renamed as Class C shares.
(3)	Effective April 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $0.69, $(0.40) and 5.08%, respectively. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would have been 3.95%.
(6)	The investment manager voluntarily waived a portion of its fee for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio for Class C shares would have been 1.24%.

See Notes to Financial Statements.

28        Smith Barney Muni Funds      |      2005 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The National Portfolio (“Fund”), a separate diversified investment fund of the Smith Barney Muni Funds (“Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements were prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available or where market quotations are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Financial Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to Shareholders. Dividends from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains to shareholders of the Fund, if any, are taxable and are declared at least annually. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal tax provision is required.

29        Smith Barney Muni Funds      |      2005 Annual Report

Notes to Financial Statements (continued)

(g) Reclassifications. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the year ended March 31, 2005, the following reclassifications have been made:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(515,137)	$515,137

These reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2.	Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at the annual rate of 0.45% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the year ended March 31, 2005, SBFM reimbursed the Fund in the amount of $100,000 for losses incurred from an investment transaction error.

During the year ended March 31, 2005, SBFM waived a portion of its management fee amounting to $31,896.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended March 31, 2005, the Fund paid transfer agent fees of $76,088 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

Effective April 29, 2004, Class L shares were renamed Class C Shares.

There is a maximum sales charge of 4.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2005, CGM received sales charges of approximately $286,000 on sales of the Fund’s Class A shares. In addition, for the year ended March 31, 2005, CDSCs paid to CGM were approximately:

	Class A	Class B	Class C
CDSCs	$0*	$80,000	$1,000

*	Amount represents less than $1,000.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

30        Smith Barney Muni Funds      |      2005 Annual Report

Notes to Financial Statements (continued)

3.	Investments

During the year ended March 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$81,709,185

Sales	108,842,360

At March 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$27,468,805
Gross unrealized depreciation	(5,247,439)

Net unrealized appreciation	$22,221,366

At March 31, 2005, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
20 Year, 6.000% U.S. Treasury Bond	1,400	6/05	$156,532,190	$155,925,000	$607,190

4.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan (the “Plan”), the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and C shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the year ended March 31, 2005, total Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Rule 12b-1 Distribution Plan Fees	$518,892	$343,663	$213,567

CGM has agreed to reimburse the Fund for any amount which exceeds the payments made by the Fund with respect to the Plan for Class A shares over the cumulative unreimbursed amounts spent by CGM in performing its services under the Plan. During the year ended March 31, 2005, no reimbursement was required.

For the year ended March 31, 2005, total Transfer Agency Service expenses were as follows:

	Class A	Class B	Class C
Transfer Agency Service Expenses	$72,207	$14,077	$9,762
For the year ended March 31, 2005, total Shareholder Communication expenses were as follows:
	Class A	Class B	Class C
Shareholder Communication Expenses	$30,291	$9,108	$5,737

5.	Distributions Paid to Shareholders by Class

	Year Ended March 31, 2005	Year Ended March 31, 2004
Net Investment Income
Class A	$19,360,775	$20,052,748
Class B	2,689,154	3,122,092
Class C†	1,527,181	1,579,958

Total	$23,577,110	$24,754,798

†	Effective April 29, 2004, Class L shares were renamed as Class C shares.

31        Smith Barney Muni Funds      |      2005 Annual Report

Notes to Financial Statements (continued)

6.	Shares of Beneficial Interest

At March 31, 2005, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective April 29, 2004, Class L shares were renamed as Class C shares.

Transactions in shares of each class were as follows:

	Year Ended March 31, 2005		Year Ended March 31, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,618,632	$34,469,963	2,100,036	$27,824,667
Shares issued on reinvestment	693,786	9,114,360	735,527	9,734,119
Shares reacquired	(4,303,143)	(56,628,614)	(3,850,223)	(50,955,239)

Net Decrease	(990,725)	$(13,044,291)	(1,014,660)	$(13,396,453)

Class B
Shares sold	215,573	$2,833,673	496,663	$6,570,481
Shares issued on reinvestment	72,609	952,125	90,299	1,192,753
Shares reacquired	(895,384)	(11,761,191)	(1,093,192)	(14,442,133)

Net Decrease	(607,202)	$(7,975,393)	(506,230)	$(6,678,899)

Class C†
Shares sold	445,771	$5,880,294	391,316	$5,192,892
Shares issued on reinvestment	54,876	722,627	63,030	835,802
Shares reacquired	(439,017)	(5,791,566)	(471,708)	(6,257,979)

Net Increase (Decrease)	61,630	$811,355	(17,362)	$(229,285)

†	Effective April 29, 2004, Class L shares were renamed as Class C shares.

7.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Declaration Date	Record Date	Payable Date	Class A	Class B	Class C
3/23/05	4/26/05	4/29/05	$0.0615	$0.0559	$0.0551

The tax character of distributions paid during the fiscal years ended March 31, was as follows:

	2005	2004
Distributions paid from:
Tax Exempt Income	$23,533,227	$24,702,128
Ordinary Income	43,883	52,670

Total Distributions Paid	$23,577,110	$24,754,798

As of March 31, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

Undistributed tax-exempt income — net	$1,094,797
Undistributed ordinary income — net	109,868

Total Undistributed earnings	1,204,665
Capital loss carryforward (a)	(22,819,816)
Other book/tax temporary differences (b)	(2,451,565)
Unrealized appreciation/(depreciation) (c)	22,828,556

Total accumulated earnings/(losses) — net	$(1,238,160)

32        Smith Barney Muni Funds      |      2005 Annual Report

Notes to Financial Statements (continued)

(a) As of March 31, 2005, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
3/31/2008	$(684,820)
3/31/2009	(3,676,518)
3/31/2012	(2,206,821)
3/31/2013	(16,251,657)

$(22,819,816)

These amounts will be available to offset any future taxable capital gains.

(b) Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures, the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.

(c) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax accretion methods for market discount on fixed income securities.

8.	Additional Information

Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) have submitted an Offer of Settlement of an administrative proceeding to the U.S. Securities and Exchange Commission (“SEC”) in connection with an investigation into the 1999 appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”). SBFM and CGMI understand that the SEC has accepted the Offer of Settlement, but has not yet issued the administrative order.

The SEC order will find that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order will find that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”) had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also will find that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement will not establish wrongdoing or liability for purposes of any other proceeding.

The SEC will censure SBFM and CGMI and order them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order will require Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The distribution plan may also include a portion of certain escrowed transfer agency fees, in accordance with the terms of the order.

The order will require SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order,

33        Smith Barney Muni Funds      |      2005 Annual Report

Notes to Financial Statements (continued)

Citigroup also will be required to comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

34        Smith Barney Muni Funds      |      2005 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Smith Barney Muni Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of National Portfolio (“Fund”) of Smith Barney Muni Funds as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of National Portfolio of Smith Barney Muni Funds as of March 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 27, 2005

35        Smith Barney Muni Funds      |      2005 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Smith Barney Muni Funds (“Trust”) — National Portfolio (“Fund”) are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or sub-transfer agent (PFPC Inc. at 1-800-451-2010).

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:

Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Trustee	Since 1999	Retired; Former Director of Signet Group PLC	27	None

Jane F. Dasher Korsant Partners 283 Greenwich Avenue 3rd Floor Greenwich, CT 06830 Birth Year: 1949	Trustee	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

Donald R. Foley 3668 Freshwater Drive Jupiter, FL 33477 Birth Year: 1922	Trustee	Since 1982	Retired	18	None

Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941	Trustee	Since 1999	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Trustee	Since 1994	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Trustee	Since 1982	Investment Counselor	27	None

John P. Toolan 13 Chadwell Place Morristown, NJ 07960 Birth Year: 1930	Trustee	Since 1992	Retired	27	John Hancock Funds

36        Smith Barney Muni Funds      |      2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:

R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	219	None
Officers:

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Robert J. Brault CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002); Vice President, of Mutual Fund Administration at Investors Capital Services (from 1999 to 2000)	N/A	N/A

Peter M. Coffey CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1944	Vice President and Investment Officer	Since 1999	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

37        Smith Barney Muni Funds      |      2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer, SBFM, CFM, TIA	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Trustee and Officer serves until his or her successors has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

38        Smith Barney Muni Funds      |      2005 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended March 31, 2005:

All of the net investment income distributions paid to shareholders during the months of April 2004 through October 2004 and December 2004 through March 2005 qualify as tax-exempt interest dividends for federal income tax purposes for the National Portfolio.

Additionally, 97.76% of the distributions paid to shareholders during the month of November 2004 qualify as tax-exempt interest dividends for federal income tax purposes for the National Portfolio.

Please retain this information for your records.

39        Smith Barney Muni Funds      |      2005 Annual Report

SMITH BARNEY

MUNI FUNDS

TRUSTEES

Lee Abraham

Jane F. Dasher

Donald R. Foley

R. Jay Gerken, CFA

    Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

OFFICERS

R. Jay Gerken, CFA

President and

Chief Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Robert J. Brault

Chief Financial Officer and Treasurer

Peter M. Coffey

Vice President and

Investment Officer

Andrew Beagley

Chief Anti-Money Laundering

Compliance Officer and

Chief Compliance Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund

Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Smith Barney Muni Funds

National Portfolio

The Fund is a separate investment fund of the Smith Barney Muni Funds, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Muni Funds —National Portfolio, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY MUNI FUNDS

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Citigroup Global Markets Inc.

Member NASD, SIPC

FD02304 05/05 05-8556

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jane Dasher, Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees for the Smith Barney Muni Funds were $170,500 and $170,500 for the years ended 3/31/05 and 3/31/04.

(b) Audit-Related Fees for the Smith Barney Muni Funds were $0 and $0 for the years ended 3/31/05 and 3/31/04.

(c)    Tax Fees for Smith Barney Muni Funds were $38,600 and $18,500 for the years ended 3/31/05 and 3/31/04. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Muni Funds.

(d) All Other Fees for Smith Barney Muni Funds were $0 and $0 for the years ended 3/31/05 and 3/31/04.

(e) (1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Muni Funds, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 3/31/05 and 3/31/04; Tax Fees were 100% and 100% for the years ended 3/31/05 and 3/31/04; and Other Fees were 100% and 100% for the years ended 3/31/05 and 3/31/04.

(f) N/A

(g)    Non-audit fees billed by the Accountant for services rendered to Smith Barney Muni Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Muni Funds. Fees billed to and paid by Citigroup Global Markets Inc. related to transfer agent matter as fully described in the notes to the financial statements titled “Additional Information” were $75,000 and $0 for the years ended 3/31/05 and 3/31/04.

(h)    Yes. The Smith Barney Muni Funds’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Smith Barney Muni Funds or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a) Code of Ethics attached hereto. Exhibit 99.CODE ETH (b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Muni Funds

By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer of Smith Barney Muni Funds

Date: June 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer of Smith Barney Muni Funds

Date: June 9, 2005

By:	/s/ Robert J. Brault
Robert J. Brault Chief Financial Officer of Smith Barney Muni Funds

Date: June 9, 2005